EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:          IMMEDIATE RELEASE

CONTACTS:     Len Yurkovic, Acting CEO
              610-252-3205
              610-252-3102 (Fax)
              www.ptgamex.com
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                 PARAGON TECHNOLOGIES REPORTS 2008 THIRD QUARTER
                             AND NINE MONTHS RESULTS

                                    - - - - -

EASTON, PA -- November 13, 2008 -- Paragon Technologies, Inc. (Amex:PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, today announced results for the third quarter and nine months ended September 30, 2008.

During the third quarter ended September 30, 2008, the Company had a net loss of $601,000 or $.24 loss per share on sales of $3.7 million, compared to net income of $656,000 or $.24 earnings per share on sales of $7.3 million during the third quarter ended September 30, 2007.

During the first nine months of 2008, the Company had a net loss of $604,000 or $.23 loss per share on sales of $12.9 million, compared to net income of $399,000 or $.14 earnings per share on sales of $16.9 million during the first nine months of 2007.

During the first nine months of 2008, the Company repurchased 512,381 shares of common stock at a weighted average cost, including brokerage fees, of $5.20 per share. As of September 30, 2008, $3,218,937 remained available for repurchases from the $20,000,000 stock repurchase program.

The net loss for the three and nine months ended September 30, 2008 was primarily the result of the establishment of a valuation allowance applied against deferred tax assets and a provision related to an allowance for doubtful accounts associated with a possible uncollectible receivable.



                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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



[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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Len Yurkovic, Acting CEO of Paragon Technologies, commented, "We are disappointed in our third quarter and nine months results as the sluggish economy continues to impact our business and cause our customers to delay projects. Despite the decline in sales, we continue to maintain a strong focus on improving gross profit margins and reducing expenses. We expect to be on track once economic conditions improve."

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.


About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.


                                     * * *




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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2007 and the most recent quarterly report on Form 10-Q for the quarter ended June 30, 2008.

     This press release and prior releases are available at www.ptgamex.com.
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 3
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
                                            Paragon Technologies, Inc.
                                           Summary Financial Information
                               Selected Financial Data -- Balance Sheets (UNAUDITED)
                                     (In Thousands, Except Ratio Information)
-----------------------------------------------------------------------------------------------------------
                                                      September 30, 2008               December 31, 2007
-----------------------------------------------------------------------------------------------------------
Cash and cash equivalents..................                $   8,854                           12,104
Short-term investments.....................                        -                              200
                                                    ------------------------          ---------------------
   Total cash and cash equivalents
     and short-term investments............                $   8,854                           12,304
                                                    ------------------------          ---------------------
Trade receivables..........................                $   1,721                            2,640
Inventories................................                $     793                              859
Current assets.............................                $  12,515                           17,842
Current liabilities........................                    3,593                            5,802
                                                    ------------------------          ---------------------
   Working capital.........................                $   8,922                           12,040
                                                    ------------------------          ---------------------
Current ratio..............................                     3.48                             3.08
Total assets...............................                $  12,837                           18,316
Total stockholders' equity.................                $   9,002                           12,253

-----------------------------------------------------------------------------------------------------------
                                            Paragon Technologies, Inc.
                                           Summary Financial Information
                          Selected Financial Data -- Statements of Operations (UNAUDITED)
                                   (In Thousands, Except Per Share Information)
-----------------------------------------------------------------------------------------------------------
                                                Third Quarter Ended                Nine Months Ended
                                                   September 30,                     September 30,
                                           ------------------------------    ------------------------------
                                               2008             2007             2008             2007
                                           -------------    -------------    -------------    -------------
Net sales.............................       $  3,715           7,298           12,883           16,924
                                           =============    =============    =============    =============

Income (loss) before income taxes.....       $   (117)            439             (146)              84
Income tax expense (benefit)..........            484            (217)             458             (315)
                                           -------------    -------------    -------------    -------------
Net income (loss).....................       $   (601)            656             (604)             399
                                           =============    =============    =============    =============

Basic earnings (loss) per share.......       $   (.24)            .24             (.23)             .14
                                           =============    =============    =============    =============

Diluted earnings (loss) per share.....       $   (.24)            .24             (.23)             .14
                                           =============    =============    =============    =============

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                                            Paragon Technologies, Inc.
                                         Supplemental Financial Information
                             Reconciliation of Net Income (Loss) to EBITDA (UNAUDITED)
                                                  (In Thousands)
-----------------------------------------------------------------------------------------------------------
                                                 Third Quarter Ended                Nine Months Ended
                                                    September 30,                     September 30,
                                            ------------------------------    ------------------------------
                                                2008             2007             2008             2007
                                           -------------    -------------    -------------    -------------
Net income (loss)......................      $    (601)            656             (604)             399
Add:   Income tax expense (benefit)....            484            (217)             458             (315)
                                            -------------    -------------    -------------    -------------
Income (loss) before income taxes......           (117)            439             (146)              84
Add:   Interest expense................              -               1                -                1
Add:   Depreciation and
         amortization expense..........             31              27               94               82
                                            -------------    -------------    -------------    -------------
EBITDA.................................      $     (86)            467              (52)             167
                                            =============    =============    =============    =============
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